                                                                     EXHIBIT 4.1

   COMMON STOCK                                                COMMON STOCK

     NUMBER              [LOGO OF NEOMAGIC APPEARS HERE]         SHARES
     NBNC                                                         NBNC
                                  NEOMAGIC
                                 CORPORATION

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR CERTAIN DEFINITIONS
   THE STATE OF DELAWARE                      AND A STATEMENT FOR CERTAIN AS TO
                                                   THE RIGHTS, PREFERENCES,
 TRANSFERABLE IN BOSTON, MASS.                   PRIVILEGES AND RESTRICTIONS
    OR NEW YORK, NEW YORK                                  OF SHARES

THIS CERTIFIES THAT                          CUSIP 640497 10 3





IS THE OWNER OF

             FULLY PAID AND NON-ASSEMBLE SHARES OF COMMON STOCK,
                      PAR VALUE OF $.001 PER SHARE, OF

NEOMAGIC CORPORATION transferable only on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        In Witness Whereof, the Corporation has caused this certificate to be signed in facsimile by its authorized officers and its facsimile seal to be hereunto affixed.
                            CERTIFICATE OF STOCK
                                                  COUNTERSIGNED AND REGISTERED:
                                                   FIRST NATIONAL BANK OF BOSTON
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                                                /s/ ????????????
                                                              AUTHORIZED OFFICER
Dated:


        /s/ ???????????                   /s/ P.C. Agarwal
        CORPORATE SECRETARY               PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         [NEOMAGIC CORPORATION SEAL]
                            NEOMAGIC CORPORATION
                                  CORPORATE
                                    SEAL
                                  DEC. 19,
                                    1996
                                  DELAWARE

                            NEOMAGIC CORPORATION

        The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock may be obtained by the holder hereof upon request and without charge from the Transfer Agent of the Corporation at its offices in Boston, MA or New York, NY.

________________________________________________________________________________
        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT -____________  Custodian ___________________
TEN ENT - as tenants by the entireties                        (Cust)                   (Minor)
 JT TEN - as joint tenants with
          right of survivorship and                        under Uniform Gifts to Minors Act
          not as tenants in common
                                                           ___________________________________________
                                                                           (State)

    Additional abbreviations may also be used though not in the above list.

For value received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_____________________
|                    |
|____________________|

_______________________________________________________________________________

_______________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________

__________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the promises.

Dated: ___________________________ X __________________________________________

                                   X __________________________________________
                                   NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                   UPON THE FACE OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT, OR ANY CHANGE WHATSOEVER.



SIGNATURE GUARANTEED: _____________________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                      ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
                      WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

        KEEP THIS CERTIFICATE IN SAFE PLACE IF IT IS LOST, STOLEN, OR
DESTROYED, THE CORPORATION MAY REQUIRE A BOND OR INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.